SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                      19-Jul-02

WaMu Mortgage Backed Pass Through Certificates
Series 2002-S4
(Exact name of registrant as specified in its charter)

Delaware                   333-77054-08                  13-3320910
(State or Other            (Commission                   (I.R.S. Employer
Jurisdiction               File Number)                  Identification No.)
of Incorporation)


           11 Madison Avenue
           New York, New York                                     10010
           (Address of Principal                         (Zip Code)
           Executive Offices)

Registrant's telephone number, including area code       212-325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

WaMu Mortgage Backed Pass Through Certificates
Series 2002-S4

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class      Beg Bal         Prin          Int
Class A-1  $127,062,552.44 $4,576,728.18     $688,188.86
Class A-2   $18,030,000.00         $0.00      $97,653.05
Class A-3    $5,787,000.00         $0.00      $31,343.22
Class A-4   $32,160,836.00         $0.00     $174,187.67
Class A-5   $98,832,000.00         $0.00     $452,936.15
Class A-6   $15,204,923.00         $0.00      $82,352.03
Class A-7   $61,333,773.02 $6,257,704.04     $332,192.44
Class A-8   $16,598,000.00         $0.00      $89,897.13
Class A-9    $9,963,000.00         $0.00      $53,961.03
Class A-10   $3,303,000.00         $0.00      $17,889.52
Class X     $13,855,030.19         $0.00      $75,040.81
Class P        $517,765.65       $988.97           $0.00
Class B-1    $2,697,612.65     $3,048.06      $14,610.66
Class B-2    $1,156,120.42     $1,306.31       $6,261.71
Class B-3      $770,746.62       $870.88       $4,174.48
Class B-4      $385,373.81       $435.44       $2,087.24
Class B-5      $385,372.81       $435.44       $2,087.24
Class B-6      $385,373.55       $435.41       $2,087.24
Class A-R            $0.00         $0.00           $0.00

           PPIS            Prin Loss     End Bal
Class A-1           $66.63         $0.00 $122,485,824.26
Class A-2            $9.45         $0.00  $18,030,000.00
Class A-3            $3.03         $0.00   $5,787,000.00
Class A-4           $16.86         $0.00  $32,160,836.00
Class A-5           $43.85         $0.00  $98,832,000.00
Class A-6            $7.97         $0.00  $15,204,923.00
Class A-7           $32.16         $0.00  $55,076,068.98
Class A-8            $8.70         $0.00  $16,598,000.00
Class A-9            $5.22         $0.00   $9,963,000.00
Class A-10           $1.73         $0.00   $3,303,000.00
Class X              $7.27         $0.00  $13,374,485.96
Class P              $0.00         $0.00     $516,776.68
Class B-1            $1.41         $0.00   $2,694,564.59
Class B-2            $0.61         $0.00   $1,154,814.11
Class B-3            $0.40         $0.00     $769,875.74
Class B-4            $0.20         $0.00     $384,938.37
Class B-5            $0.20         $0.00     $384,937.37
Class B-6            $0.20         $0.00     $384,938.14
Class A-R            $0.00         $0.00           $0.00

           Beginning
           Current PrincipaPrincipal
Class      Amount          Distribution
Class A-1       979.1290229    35.2677269
Class A-2      1000.0000000     0.0000000
Class A-3      1000.0000000     0.0000000
Class A-4      1000.0000000     0.0000000
Class A-5      1000.0000000     0.0000000
Class A-6      1000.0000000     0.0000000
Class A-7       943.0596895    96.2175999
Class A-8      1000.0000000     0.0000000
Class A-9      1000.0000000     0.0000000
Class A-10     1000.0000000     0.0000000
Class X         985.9430788     0.0000000
Class P         957.9365214     1.8297295
Class B-1       998.8694085     1.1286327
Class B-2       998.8694080     1.1286308
Class B-3       998.8694161     1.1286399
Class B-4       998.8694176     1.1286384
Class B-5       998.8694147     1.1286414
Class B-6       998.8694168     1.1285615
Class A-R         0.0000000     0.0000000

                           Ending
           Interest        Current PrinciInterest
           Distribution    Amount        Rate
Class A-1         5.3031021   943.8612961     0.065000000
Class A-2         5.4161423  1000.0000000     0.065000000
Class A-3         5.4161423  1000.0000000     0.065000000
Class A-4         5.4161423  1000.0000000     0.065000000
Class A-5         4.5828896  1000.0000000     0.055000000
Class A-6         5.4161423  1000.0000000     0.065000000
Class A-7         5.1077454   846.8420896     0.065000000
Class A-8         5.4161421  1000.0000000     0.065000000
Class A-9         5.4161423  1000.0000000     0.065000000
Class A-10        5.4161423  1000.0000000     0.065000000
Class X           5.3400080   951.7468880     0.065000000
Class P           0.0000000   956.1067919     0.000000000
Class B-1         5.4100211   997.7407758     0.065000000
Class B-2         5.4100165   997.7407772     0.065000000
Class B-3         5.4100275   997.7407762     0.065000000
Class B-4         5.4100205   997.7407791     0.065000000
Class B-5         5.4100345   997.7407733     0.065000000
Class B-6         5.4100241   997.7408554     0.065000000
Class A-R         0.0000000     0.0000000     0.065000000

           **Reimbursement Information not provided by Servicer**
i,ii,v,ix)  Monthly Advances
           Principal       Interest      Total           Unreimbursed
              222270     1090833.6       1313103.6             0
ii)  Number and aggregate Stated Prin Bal of the Mortg Loans
           Number of Loans Ending Sched  Scheduled Princ  Principal Prepayment
                  1064      368526575.2     428723.62      10413229.14


iv) Servicing Fees                                          79035.13326



vi) Delinquency Information for all Mortgage Loans

1 Month Delinquent                  4.00      1366150.40
2 Month Delinquent                  0.00            0.00
3 Months or More Delinquent         0.00            0.00

vi) Mortgage Loans in Foreclosure Proceedings
Count                    0
Balance                  0


vii) Mortgage Loans as to which the Mortgaged Property is an REO Property
Count                    0
Balance                  0

Mortgage Loans in Bankruptcy Proceedings
Count                    0
Balance                  0



x) Tax on prohibited transactions (Section 860F of the Code)
           Provided on the Trust Tax Return
xiii)  Number and aggregate Stated Prin Bal of Subs and Purchases
Number of Substitutions                  0
Principal Balance of Substitutions       0
Number of Purchases                      0
Purchase Price                           0

xi,xvi) Cumulative Interest Shortfalls
xvii)   Realized Losses:
                           Class A-1                    0
                           Class A-2                    0
                           Class A-3                    0
                           Class A-4                    0
                           Class A-5                    0
                           Class A-6                    0
                           Class A-7                    0
                           Class A-8                    0
                           Class A-9                    0
                           Class A-10                   0
                           Class X                      0
                           Class B-1                    0
                           Class B-2                    0
                           Class B-3                    0
                           Class B-4                    0
                           Class B-5                    0
                           Class B-6                    0
                           Class A-R                    0
                           Total                        0

xvii)   Realized Losses:
                           Current                  0.00
                           Cumulative               0.00
                           Prior 3 Years            0.00


Gross Coupon     6.9785172%
Net Coupon       6.7285171%

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Washington Mutual Bank, FA
Mortgage-Backed Pass-Through Certificates, Series 2002-S4

  19-Jul-02                Name:         Barbara Grosse
                           Title:        Trust Officer
                                         Bank One